Summary Prospectus  May 1, 2017

NFJ Dividend Value Portfolio

Before you invest, you may want to review the Portfolio’s statutory prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s statutory prospectus and other information about the Portfolio, including its statement of additional information (SAI) and most recent reports to shareholders, online at http://us.allianzgi.com/Products/Pages/PremierMultiSeriesVIT.aspx. You can also get this information at no cost by calling 1-800-498-5413 or by sending an email request to agid-marketingproduction@allianzinvestors.com. This Summary Prospectus incorporates by reference the Portfolio’s entire statutory prospectus and SAI, each dated May 1, 2017, as further revised or supplemented from time to time.

Investment Objective

The Portfolio seeks long-term growth of capital and income.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect the fees and expenses of AllianzIM Funds or Variable Contracts (each as defined below) through which investors may invest indirectly into the Portfolio. If it did, expenses would be higher.

Shareholder Fees (fees paid directly from your investment):    None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Portfolio	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Total Annual Portfolio Operating Expenses	Expense Reductions(1)	Total Annual Portfolio Operating Expenses After Expense Reductions(1)
NFJ Dividend Value	0.70%	0.25%	0.30%	1.25%	(0.25)%	1.00%

(1)

Total Annual Portfolio Operating Expenses After Expense Reductions reflect the effect of two contractual arrangements entered into by Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Manager”). Pursuant to the first arrangement, the Manager has contractually agreed to observe, through April 30, 2018, an irrevocable waiver of a portion of its management fee, which reduces the contractual rate by 0.05%, from 0.70% to 0.65%. Under the second arrangement, the Manager has entered into an Expense Limitation Agreement with the Trust, under which the Manager has contractually agreed to waive its management fee and/or reimburse the Portfolio through April 30, 2018 to the extent that Total Annual Portfolio Operating Expenses, excluding interest, tax, extraordinary expenses and certain credits and other expenses (after giving effect to the management fee waiver referred to in the preceding sentence), exceed 1.00% for the Portfolio. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Portfolio shares for the time periods indicated, your investment has a 5% return each year, and the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Portfolio Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Portfolio Operating Expenses. These Examples do not take into account the fees and expenses of AllianzIM Funds or Variable Contracts through which investors may invest indirectly into the Portfolio. If they did, expenses would be higher.

Portfolio	1 Year	3 Years	5 Years	10 Years
NFJ Dividend Value	$102	$372	$662	$1,489

Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Portfolio’s portfolio turnover rate for the fiscal year ended December 31, 2016 was 24% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the Examples above, can adversely affect the Portfolio’s investment performance.

Principal Investment Strategies

The Portfolio seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of companies that pay or are expected to pay dividends. Under normal conditions, the Portfolio will invest primarily in common stocks of companies with market capitalizations greater than $3.5 billion. The portfolio managers use a value investing style focusing on companies whose securities the portfolio managers believe are undervalued. The portfolio managers partition the Portfolio’s selection universe by industry and then identify what they believe to be undervalued securities in each industry to determine potential holdings for the Portfolio representing a broad range of industry groups. The portfolio managers use quantitative factors to screen the Portfolio’s selection universe, analyzing factors such as price momentum (i.e., changes in security price relative to changes in overall market prices) and earnings estimate revisions (i.e., changes in analysts’ earnings-per-share estimates), and also review and consider fundamental changes. In addition, a portion of the securities selected for the Portfolio are identified primarily on the basis of their dividend yields. After further narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select securities for the Portfolio. In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants), the Portfolio may invest in real estate investment trusts (REITs) and in non-U.S. securities, including emerging market securities.

Principal Risks

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

Market Risk:  The Portfolio will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Portfolio will be affected by factors specific to the issuers of securities and other instruments in which the Portfolio invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Currency Risk:  The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Portfolio to the risk that those currencies will decline in value relative to the U.S. dollar.

Emerging Markets Risk:  Non-U.S. investment risk may be particularly high to the extent that the Portfolio invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk:  The Portfolio will be affected by the allocation determinations, investment decisions and techniques of the Portfolio’s management.

Non-U.S. Investment Risk:  Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

REIT and Real Estate-Related Investment Risk:  Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Turnover Risk:  High levels of portfolio turnover increase transaction costs and may lower investment performance.

Please see “Summary of Principal Risks” in this Prospectus for a more detailed description of the Portfolio’s risks. It is possible to lose money on an investment in the Portfolio. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information below provides some indication of the risks of investing in the Portfolio by showing changes in its total return from year to year and by comparing the Portfolio’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds.

Performance shown does not reflect any charges or expenses imposed by an insurance company and if it did, performance would be lower. Past performance is not necessarily predictive of future performance.

Calendar Year Total Returns

Calendar Year End (through 12/31)

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)
Highest 1/1/2013–3/31/2013	9.92%
Lowest 7/1/2015–9/30/2015	-10.05%

Average Annual Total Returns (for periods ended 12/31/16)

	1 Year	Portfolio Inception (8/30/12)
NFJ Dividend Value Portfolio	15.21%	10.49%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	17.34%	14.30%
Lipper VIP Equity Income Funds Average	15.87%	11.04%

Management of the Portfolio

Investment Manager

Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Manager”)

Sub-Adviser

NFJ Investment Group LLC

Portfolio Managers

Jeff N. Reed, CFA, lead portfolio manager, analyst and director for the Dallas Value Equity team, has managed the Portfolio since its inception in 2012.

Morley D. Campbell, CFA, portfolio manager, analyst and managing director for the Dallas Value Equity team, has managed the Portfolio since its inception in 2012.

Benno J. Fischer, CFA, portfolio manager, analyst, managing director and Vice Chair, has managed the Portfolio since its inception in 2012.

L. Baxter Hines, CFA, portfolio manager, analyst, managing director and Head of Research for the Dallas Value Equity team, has managed the Portfolio since its inception in 2012.

R. Burns McKinney, CFA, portfolio manager, analyst, managing director and Co-CIO for the Dallas Value Equity team, has managed the Portfolio since its inception in 2012.

John R. Mowrey, CFA, portfolio manager, analyst, managing director and Co-CIO for the Dallas Value Equity team, has managed the Portfolio since 2014.

Thomas W. Oliver, CFA, CPA, portfolio manager, analyst and managing director for the Dallas Value Equity team, has managed the Portfolio since its inception in 2012.

Summary Prospectus

Purchase and Sale of Portfolio Shares

Shares of the Portfolios currently are available to be purchased by segregated asset accounts (“Separate Accounts”) that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”) issued by Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York (together, “Allianz Life”), or other affiliated or unaffiliated insurance companies. To the extent permitted by applicable law, shares of the Portfolios also are available to be purchased by insurance dedicated fund-of-funds vehicles (“AllianzIM Funds”) managed by Allianz Investment Management LLC (“AllianzIM”), an affiliate of the Manager (as defined below). The Trust requires no minimum investment for AllianzIM Funds or Separate Accounts, but insurers may require minimum investments from those purchasing Variable Contracts for which the Portfolio is an underlying investment option. Generally, purchase and redemption orders for Portfolio shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading.

Tax Information

For tax purposes, the shareholders of the Portfolio are the AllianzIM Funds or, in the case of direct investment, insurance companies offering Variable Contracts. If you are investing in the Portfolio through a Variable Contract, please refer to the prospectus for your Separate Account and the Variable Contract for information regarding the federal income tax treatment of distributions to the Separate Account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Portfolio through a broker-dealer, the Portfolio and its related companies may pay the broker-dealer for the sale of Portfolio shares and related services. To the extent that shares of the Portfolio are sold to AllianzIM Funds that in turn are sold to Separate Accounts of insurance companies that fund Variable Contracts, or are sold directly to such Separate Accounts, the Portfolio and/or its related companies may also pay the insurance company and other intermediaries for the (direct or indirect) sale of the Portfolio and/or other services. These payments may create a conflict of interest by influencing the broker-dealer, insurance company or intermediary and your salesperson to recommend a Variable Contract and the Portfolio over another investment. Ask your insurance company or salesperson or visit your financial intermediary’s Web site for more information.

Summary Prospectus

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